UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): November 10, 2003



                           HIGH COUNTRY BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)

           COLORADO                      0-23409              84-1438612
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(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
Incorporation)                         File Number)         Identification No.)


  7360 WEST US HIGHWAY 50, SALIDA, COLORADO  81201
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(Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (719) 539-2516
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.      OTHER EVENTS AND REQUIRED FD DISCLOSURE.
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     On November 10, 2003 High Country Bancorp,  Inc. (the "Company")  announced the payment date of its semi-annual cash dividend. The dividend will be in the amount of $0.25 per share payable on or about November 17, 2003 to stockholders of record at the close of business on November 10, 2003. In addition, the Company announced that its Board of Directors had approved the implementation of a stock repurchase program to acquire up to 89,472 shares of the Company's common stock, which represents approximately 10% of the outstanding common stock. For more information, see the Company's press release, which is attached hereto as Exhibit 99 and is incorporated by reference herein.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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            Exhibit 99           Press Release dated November 10, 2003

                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         HIGH COUNTRY BANCORP, INC.



                                      By:/s/ Larry D. Smith
                                         ---------------------------------------
                                         Larry D. Smith
                                         President and Chief Executive Officer


Date:  November 10, 2003